Offerings - Offering: 1	Nov. 14, 2024 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 4,091,645.00
Amount of Registration Fee	$ 626.43
Offering Note	(a) Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 44,234 shares of common stock (2.5% of the shares of common stock outstanding as of September 30, 2024, rounded to the nearest whole share) based upon a price of $92.50 (the net asset value per share as of June 30, 2024). (b) Calculated at 0.00015310% of the Transaction Valuation. (c) The fee of $626.43 was paid by the Fund in connection with the filing of its Schedule TO-I on October 16, 2024. This is the final amendment to the Schedule TO and is being filed to report the results of the offer.